UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

CIBC Atlas Funds

Annual Report

October 31, 2020

CIBC Private Wealth Advisors, Inc.

CIBC Atlas Disciplined Equity Fund

AWEIX

CIBC Atlas Mid Cap Equity Fund

AWMIX

CIBC Atlas Income Opportunities Fund

AWIIX

CIBC Atlas All Cap Growth Fund

AWGIX

CIBC Atlas Equity Income Fund

AWYIX

CIBC Atlas International Growth Fund

AWWIX

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-855-328-3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-328-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all CIBC Atlas Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-328-3863; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

SHAREHOLDERS’ LETTER

Dear CIBC Atlas Funds Investors,

If an investor simply observed the S&P 500’s total return as of the Funds’ fiscal year ending October 31, 2020, the return could be looked upon as average, however the year was anything but. The 9.7% total return for the period is a remarkable achievement in the context of a global pandemic, varying degrees of global economic shut downs and a U.S. Presidential election cycle.

The dominant issue for the year was undoubtedly the onset of the COVID-19, first impacting the Chinese and subsequently the global economy. By March much of the world had temporarily closed their economies in the hopes of containing further spread of the virus however at great cost. To offset that cost, the Federal Reserve swiftly pivoted to a zero interest rate policy in the U.S., while opening emergency liquidity facilities and also reinstituted an aggressive balance sheet expansion to combat liquidity squeezes in the areas most impacted by the pandemic. Low rates are expected to persist for some time.

Also in March, the equity volatility onslaught triggered multiple “circuit breakers” on the New York Stock Exchange, which were events not seen since the Great Financial Crisis. Clearly, when an economy of over 300 million people closes, nothing good can come of corporate profits and the market discounted the earnings impacts in a record amount of time. Consensus earnings estimates fell by approximately 20% before recouping some of the expected growth as the economy slowly reopened. Consensus earnings expectations for next year remain elevated at the time of this writing and in the hopes of a successful global vaccination program and a slow and potentially bumpy return to normalcy.

Lastly, 2020 was a highly contested and publicized Presidential Election year, with initially a large number of Democratic candidates winnowed to the eventual nominee, Joe Biden. Odds of outcomes waxed and waned throughout the campaign process, however in the end and several days after election day, Joe Biden was declared the eventual winner. At the time of this writing, Congress will remain divided however there will be run-off elections that could impact the Senate composition early in 2021. With the Congress essentially set, market participants eagerly await potential and further fiscal stimulus in an effort to combat the impacts of the pandemic on both

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

individuals and businesses. The size and scope of any fiscal support packages will be a key input in the upcoming year.

Despite the policy, macroeconomic, interest rate and earnings volatility, the CIBC Atlas Funds remain fully committed to the philosophy of fundamental, active investing while maintaining an opportunistic, high-quality bias for our investors. We would like to take this opportunity to thank you for your investment and support in the CIBC Atlas Funds amidst one of the more memorable years in recent memory.

Following is a discussion of each fund’s performance and strategy for the fiscal year.

CIBC Atlas Disciplined Equity Fund

The S&P 500 Index return of 9.71% in the one year period ending 10/31/2020 could be characterized by normal, yet the period was anything but. The first quarter of the period saw a steady upward trajectory, followed by a free fall in mid to late February as it became clear that COVID 19 was real and spreading globally. Record monetary and fiscal stimulus after the quickest bear market in history combined to propel the market back to all time highs in early September. Since, the market has been range bound as investors vacillate between focusing on a potential vaccine and a return to normal and the current wave of increasing coronavirus cases.

For the year Information Technology, Consumer Discretionary and Communications Services led the market while Energy, Financials and REITs lagged. Generally speaking leaders were beneficiaries of COVID and laggards’ fundamentals were hurt by the pandemic.

The CIBC Atlas Disciplined Equity Fund returned 10.89%, 118 basis points ahead of the benchmark S&P 500 Index. Healthcare was the leading sector. Holdings, Danaher and Thermo Fisher were standout performer due do strong core fundamentals enhanced by COVID demand for tests and testing equipment. Energy outperformed on a relative basis as a result of the underweight and a focus on high quality companies within the sector. Underweights in Utilities and REITs as well as good stock selection aided performance. Amazon.com, Dollar General and T-Mobile were also positive contributors.

The fund underperformed in Information Technology with an underweight in Apple and an overweight in IT services where growth was negatively impacted by COVID. In Industrials, Raytheon Technologies hurt performance

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

with significant exposure to aerospace, arguably the industry most impacted by the pandemic. Cash was also a minor headwind.

We remain committed to our strategy of investing in quality companies with strong free cash flow generation and attractive value.

CIBC Atlas Mid Cap Equity Fund

The Russell Mid-Cap Growth index returned 21.14% for the twelve months ending 10/31/20. The Information Technology sector was the largest contributor to benchmark performance driving over half of the total return. Conversely, the Energy sector was the biggest detractor of benchmark performance as the sector fell 29.34%.

The CIBC Atlas Mid-Cap Equity Fund returned 6.58% for the same period. Our stock selection in the Information Technology and Healthcare sectors were the largest drivers of the underperformance as several of the most expensive Software and Biotech companies outperformed while more reasonably valued IT service and managed care firms underperformed. Results were helped modestly by stock selection in the Real Estate, Financials, and Materials sectors while allocation and selection aided performance in the Energy sector.

The two biggest contributors to performance came from EPAM Systems (“EPAM”) and Autodesk. EPAM is a software engineering focused IT services firm that is benefitting from the increased demand for digital transformations. The Covid-19 pandemic has only accelerated the urgency of these digital transformations as many companies are looking for new ways to interact and transact digitally and we remain confident EPAM will continue to grow at above average rates as a result. Autodesk is a vertical software firm focused on the digital design of construction and architecture projects. These end markets are in the process of becoming digitized and new services such as building information modeling will contribute to their growth for years to come.

The two worst performers were Euronet Worldwide (“Euronet”) and Ross Stores. Euronet is a provider of ATM services in Europe and relies heavily on cross border fees from tourists to support their business. As a result of the Covid-19 pandemic, global borders have been shut and Euronet’s business has struggled. While we believe that travel will eventually rebound, we have little conviction of the timing of that rebound and decided to exit our position. Ross Stores is a off-price retail concept that has underperformed due to its lack of an e-commerce site, the shutdown of all non-essential retailers in the United States from the end of March 2020 till the middle of May 2020, and consumer

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

wallet shift away from apparel into areas like home furnishings and décor. Over the long run we continue to believe that the value oriented nature of the concept will again be attractive to the consumer as they become comfortable returning to physical stores and we continue to hold our position.

We continue our ongoing focus in investing in high quality companies with above average growth prospects while maintaining discipline on the price we are paying for these businesses.

CIBC Atlas Income Opportunities Fund

The Fund’s blended benchmark (Bloomberg Barclays U.S. Government/ Credit Index) gained 9.30% in the year ending October 31, 2020. Equities outperformed bonds, as measured by the 9.71% gain in the S&P 500 Index and the 7.07% gain in the Barclays Government Credit Index.

The CIBC Atlas Income Opportunities fund gained 5.07% in the twelve months ending October 31, 2020; trailing the blended benchmark return of 9.31% by 424 basis points. Both the Fund’s debt and equity holdings underperformed the respective asset class benchmarks. The Fund’s cash holdings detracted from overall fund performance relative to the benchmark.

The index returns would imply a relatively normal market environment, but it was anything but normal.

The first quarter of the period saw a steady upward trajectory in equities, followed by a free fall in mid to late February as it became clear that COVID-19 was spreading globally. Record monetary and fiscal stimulus after the quickest bear market in history combined to propel the market back to all-time highs in early September. Since, the equity market has been range bound as investors vacillate between focusing on a potential vaccine and a return to normal and the current wave of increasing coronavirus cases. Aggressive monetary policy and slowing economic growth resulted in a decline in the 10 year US treasury yield to 0.87% at period end. High yield credit spreads increased 120 basis points over the period but reached an intra period high of approximately 1100 basis points at the height of the market turmoil in late March before contracting in the last half of the fiscal year.

Equities underperformed the S&P 500 Index as traditional value and income groups underperformed faster growth and momentum stocks during the year. The spread between growth and value stocks as measured by the Russell 1000 Growth and Russell 1000 Value Indexes was nearly 37%. Lower

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

interest rates can help boost valuations for longer duration growth equities. Most dividend strategies have some degree of a tilt towards value given that a typical dividend paying company generates cash in excess of what it needs to fund growth opportunities. This stands in contrast to a pure growth company that may reinvest all of its excess cash into growth projects. As portfolio managers, we do not make a specific determination to allocate to “growth” or “value” stocks, rather our process seeks to identify quality dividend paying companies trading at attractive valuations with positive secular growth dynamics. Thus, both growth and value considerations are embedded in our investment process.

By sector, Financials, Consumer Discretionary and Health Care were the largest detractors from relative performance. Boeing, Golub Capital BDC and US Bank were the biggest laggards during the year.

The Utilities, Real Estate and Consumer Staples sectors positively contributed to overall performance. QUALCOMM, Hannon Armstrong Sustainable Infrastructure Capital, and IDEX Corporation had the most significant individual positive contribution to performance.

Performance within the fixed income category was driven by the aforementioned reduction in Treasury yields and expansion of credit spreads. Short-term yields fell in-step with the Federal Reserve’s move to a zero interest rate policy . Longer-term Treasury yields fell by a smaller amount to reflect market pricing of future inflation and supply risks. The Fed extended extraordinary liquidity facilities for higher quality corporate and municipal issuers. Lower tier borrowers were left without explicit support, which led to divergences in return based on quality. The Fund’s holdings of investment grade corporate and Government securities contributed to performance with leadership from Treasuries and longer duration technology, communication, and home improvement corporate bonds. Higher allocations to corporate credit and exposure to lower quality issuers detracted from relative performance.

We continue to manage the Fund to take advantage of opportunities arising from both macro developments and changes in company fundamentals. We focus on investing in both the debt and equity of high quality companies with

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

attractive free cash flow characteristics that generate an above average level of current income.

CIBC Atlas All Cap Growth Fund

The Russell 3000 Growth Total Return Index returned 28.2% over the 12 month period ending October 31, 2020. Information Technology, Consumer Discretionary and Communication Services were the best performing sectors during the period, while Energy and Industrials were the worst. The Financials, Health Care, Materials and Real Estate sectors all posted positive returns, but underperformed the index over the period.

The CIBC Atlas All Cap Growth Fund returned 22.7% during the same period, underperforming the benchmark Russell 3000 Growth Total Return Index. The sectors which contributed most to the fund’s underperformance during the period were Information Technology, Communication Services and Materials. The fund’s Technology holdings outperformed the broad benchmark, but underperformed the benchmark’s Technology holdings, and as the Technology sector was the most heavily weighted in both the All Cap Growth Fund and the Russell 3000 Growth Total Return Index, this was most significant factor in the fund’s relative performance. The Materials sector’s contribution was due to the fund being overweight the sector, which underperformed during the period. The Communication Services sector’s poor relative performance was attributable primarily to one holding – Live Nation Entertainment Inc. –which was severely impacted by the COVID-19 pandemic.

On the other hand, the fund’s performance was buoyed by its holdings in the Consumer Discretionary, Industrials and Health Care sectors, which outperformed their counterparts in the benchmark. Most notably, the fund saw three Consumer Discretionary Holdings return greater than 50% on the period – Alibaba Group, Amazon.com Inc. and Lululemon Athletica Inc., in descending order of performance – and the sector as a whole returned 65% for the fund. Other out-performers bearing mention in the Industrials and Health Care sectors include household durable manufacturer Trex Co. and medical device firms Danaher Corp. and Thermo Fisher Scientific Inc.

We remain committed to our strategy of investing in high quality open ended growth companies at reasonable valuations.

CIBC Atlas Equity Income Fund

The Russell 1000 Index returned 10.87% for the year ending 10/31/2020. Four sectors – Technology, Consumer Discretionary, Communication Services, and Health Care – outperformed the market during the year. Five sectors posted

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

negative returns during the period – Utilities, Industrials, Financials, Real Estate and Energy.

The CIBC Atlas Equity Income Fund returned 3.45% for the same period, underperforming the benchmark Russell 1000. Dividend paying stocks were notably weak during the period, meaningfully underperforming the broader market. Among holdings that provided positive relative performance, the fund’s two holdings in the Utilities sector – renewable energy firms Brookfield Renewable Partners (BEP) and NextEra Energy Partners (NEP), which returned 68% and 28%, respectively – stood out. Some of the fund holdings in the Technology sector also achieved strong returns, including Apple (AAPL +77%), Taiwan Semiconductor Manufacturing (TSM +60%), and Microsoft (MSFT +43%).

The weakest relative results came from the Consumer Discretionary, Communication Services and Health Care sectors. Among the fund’s Consumer Discretionary holdings, the worst performers were mountain resort operator Vail Resorts (MTN -26%) and discount retailer TJX Companies (TJX -11%), both of which suffered as a result of the Covid pandemic. The fund’s lone holding in the Communication Services sector, Comcast Corp (CMCSA), returned -4% during the period, underperforming the rest of the sector. Among the fund’s Health Care holdings, pharmacy/drugstore chain CVS Corp (CVS -13%) and pharmaceutical firm Merck (MRK -11%), were the worst performers. On the whole, fund underperformance was driven by allocation as opposed to stock selection; despite the fund selecting well within each sector, the fund tended to be underweight sectors that outperformed and overweight sectors that underperformed during the period.

We remain committed to the approach of investing in high quality dividend growth stocks which offer a combination of current income and capital appreciation.

CIBC Atlas International Growth Fund

Fiscal 2020 was a year of extreme volatility with a partial resolution to the U.S. - China trade war early in the year significantly overshadowed by the COVID-19 pandemic. The pandemic resulted in an economic and market dislocation in fiscal second quarter not seen in decades. Investors scrambled to update market views as global economies shut down and GDP forecasts were slashed. The pandemic quickly identified winners and losers within the business world with technology sectors largely leading the way. The market snapback from COVID-19 lows in March was swifter than many expected, but investors remained in a state of high anxiety for most of the second half of

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

the year. Today, the COVID-19 pandemic continues to rage across the world, with flare-ups and hot spots occupying the daily news. While there have been pockets of strength in the economy and some sectors and companies have thrived, the real economic toll of the crisis may not yet be known, particularly for small businesses. Global central banks have flooded the world with stimulus, staunching the worst short run effects of the crisis but unemployment remains high and consumer spending has tailed off as stimulus payments have ended. China is the outlier, with their aggressive approach to the virus resulting in a more normalized economic environment today. Layering on to this already difficult situation, is the U.S. election and the uncertainty it holds for geopolitics and global trade. The CIBC Atlas International Growth strategy Fund’s has performed well relative to the benchmark despite this environment, as investors have sought out companies with the best quality and growth credentials in an environment of uncertainty and slowing growth.

During the period from October 31, 2019 to October 31, 2020, the CIBC Atlas International Growth Fund returned 2.81% on a net basis versus the MSCI All Country World Index (ex. U.S.) which returned -2.19% for a total out performance of 5.00%. On a sector basis, our best performing areas relative to the benchmark were Industrials and Consumer Discretionary. Our exposure to e-commerce and the consumer in China through retail, restaurants, and education resulted in outperformance. Our worst performing sectors were Consumer Staples and Energy. On a country basis, the fund benefitted from good performance in France, Japan, and China. The positive returns from France were driven by our exposure to the video game theme which thrived during lockdown. Luxury goods exposure was also surprisingly strong as the Chinese consumer was quick to return as COVID-19 risks eased through the summer. Our worst performing areas were Spain, Switzerland, the United Kingdom, and the United States. The weakness in Europe and the UK was largely explained by exposure to the banking and asset management sectors. The Fund can maintain small weights to the United States and our energy and travel-related holdings were detractors. On an active return basis, our top five stocks for the period were Tencent Holdings, Taiwan Semiconductor Manufacturing Co, MercadoLibre, Ritchie Bros. Auctioneers, and ASML. Our worst performing stocks during the period were Royal Dutch Shell, Lloyds Banking Group, Banco Santander, Suncor Energy, and HSBC Holdings.

Despite these uncertainties, there are bright spots on the horizon. Most notably, progress on a vaccine addressing COVID-19 has been rapid and impressive. Attractive relative valuations, easier comparisons, and easing COVID-19 headwinds should drive positive relative returns for investors. We are committed to investing in a select group of high-quality international

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

equities whose current valuations do not reflect the long-term potential of the companies. Thank you for your support.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. It should not be regarded as investment advice or recommendation of specific securities. Holdings are subject to change. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio. Past performance is not indicative of future results.

Mutual fund investing involves risk, including possible loss of principal. There is no assurance that the Funds will achieve their stated objectives. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities (MBS) are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain MBS. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Income Opportunities Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020 (Unaudited)

Definition of the Comparative Indices

The Russell 3000® Growth Total Return Index consists of the growth segment of the 3,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% in the investable U.S. equity market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

The Bloomberg Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2020(1)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Disciplined Equity Fund, Institutional Shares	10.89%	13.01%	12.06%	13.69%	9.73%
S&P 500 Index	9.71%	10.42%	11.71%	13.01%	8.81%

(1)

On January 2, 2014, the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund (“AT Disciplined Equity Fund”). Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Invesco Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund. On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020 (Unaudited)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2020(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Mid Cap Equity Fund, Institutional Shares	6.58%	9.30%	8.88%	9.40%
Russell Mid-Cap Growth Index	21.14%	15.21%	14.15%	12.22%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2020(1)(2)
	1 Year	3 Years	5 Years	Inception to Date
CIBC Atlas Income Opportunities Fund, Institutional Shares	5.07%	7.53%	8.44%	6.72%
60/40 Hybrid of the S&P 500 Index and Bloomberg Barclays U.S. Government/Credit Index	9.31%	8.90%	9.08%	8.21%
S&P 500 Index	9.71%	10.42%	11.71%	10.59%
Bloomberg Barclays U.S. Government/Credit Index	7.08%	5.61%	4.53%	4.04%

(1)	Fund commenced operations on June 27, 2014.

(2)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2020(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas All Cap Growth Fund, Institutional Shares	22.71%	18.58%	15.83%	12.45%	9.51%
Russell 3000® Growth Total Return Index	28.20%	18.01%	16.84%	16.00%	11.28%

(1)

On February 12, 2018, the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund (the “AT All Cap Growth Fund”). Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax- free basis for Institutional Class shares of the AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the All Cap Growth Predecessor Fund. Inception date of the All Cap Growth Predecessor Fund was September 28, 2007. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR YEARS ENDED OCTOBER 31, 2020(1)(2)
	1 Year	3 Years	5 Years	10 Years	Inception to Date
CIBC Atlas Equity Income Fund, Institutional Shares	3.45%	10.29%	10.33%	10.38%	10.91%
Russell 1000® Index	10.87%	10.63%	11.79%	13.05%	11.18%

(1)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax- free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. Inception date of the Equity Income Predecessor Fund was April 30, 2010. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund.

(2)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020 (Unaudited)

Growth of a $250,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2020(1)
	1 year	Annualized Inception to Date
CIBC Atlas International Growth Fund, Institutional Shares	2.81%	4.69%
MSCI ACWI ex-US Index	(2.19)%	3.88%

(1)	The Fund commenced operations on May 31, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.4%**	Shares	Value
COMMUNICATION SERVICES — 8.7%
Alphabet, Cl A *	14,846	$23,992,769
Alphabet, Cl C *	25,190	40,833,242
Comcast, Cl A	297,189	12,553,264
T-Mobile US *	240,788	26,383,141
Walt Disney *	95,529	11,582,891

		115,345,307

CONSUMER DISCRETIONARY — 12.7%
Amazon.com *	30,579	92,842,431
Dollar General	92,388	19,282,299
Home Depot	97,450	25,990,890
TJX *	356,049	18,087,289
VF	162,962	10,951,046

		167,153,955

CONSUMER STAPLES — 3.2%
Mondelez International, Cl A	408,447	21,696,705
PepsiCo	151,229	20,157,313

		41,854,018

ENERGY — 1.2%
Chevron	120,699	8,388,580

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
ENERGY (continued)
Pioneer Natural Resources	92,357	$7,347,923

		15,736,503

FINANCIALS — 9.8%
BlackRock, Cl A	39,277	23,535,171
Blackstone Group, Cl A	396,469	19,989,967
Charles Schwab	595,694	24,488,981
Intercontinental Exchange	218,110	20,589,584
JPMorgan Chase	238,177	23,350,873
US Bancorp	440,239	17,147,309

		129,101,885

HEALTH CARE — 17.2%
Abbott Laboratories	185,541	19,502,214
AstraZeneca PLC ADR	240,671	12,072,057
Cigna	75,905	12,673,858
Danaher	150,273	34,493,664
Johnson & Johnson	210,406	28,848,767
Medtronic PLC	184,980	18,603,439
Stryker	83,865	16,941,569
Thermo Fisher Scientific	66,073	31,260,458
UnitedHealth Group	118,443	36,141,697
Zoetis, Cl A	103,252	16,370,605

		226,908,328

INDUSTRIALS — 8.8%
Honeywell International	164,745	27,174,688
Otis Worldwide	203,274	12,456,631
Raytheon Technologies	307,028	16,677,761
Roper Technologies	44,783	16,629,719
Union Pacific	136,481	24,183,068
Waste Management	183,364	19,786,809

		116,908,676

INFORMATION TECHNOLOGY — 28.3%
Adobe *	54,656	24,436,698
Analog Devices	141,111	16,725,887

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
Apple	463,846	$50,494,276
Automatic Data Processing	120,414	19,020,595
Cisco Systems	633,060	22,726,854
Fidelity National Information Services	201,796	25,141,764
Fiserv *	226,188	21,594,168
Microsoft	395,770	80,131,552
Oracle	157,603	8,843,104
QUALCOMM	270,046	33,312,874
salesforce.com *	80,653	18,733,272
Texas Instruments	99,617	14,403,622
Visa, Cl A	206,938	37,602,704

		373,167,370

MATERIALS — 3.0%
Ecolab	99,588	18,283,361
Linde PLC	94,504	20,823,011

		39,106,372

REAL ESTATE — 1.0%
American Tower, Cl A ‡	58,586	13,454,275

UTILITIES — 3.5%
American Electric Power	115,260	10,365,332
American Water Works	102,228	15,386,336
NextEra Energy	286,400	20,967,344

		46,719,012

TOTAL COMMON STOCK (Cost $700,108,475)		1,285,455,701

CASH EQUIVALENT — 2.6%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (A) (Cost $34,511,294)	34,511,294	34,511,294

TOTAL INVESTMENTS — 100.0% (Cost $734,619,769)		$1,319,966,995

Percentages are based on Net Assets of $1,319,590,883.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND OCTOBER 31, 2020

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%**	Shares	Value

COMMUNICATION SERVICES — 0.6%
Liberty Broadband, Cl C *	30,763	$4,359,425

CONSUMER DISCRETIONARY — 11.4%
Aptiv PLC *	81,482	7,862,198
AutoZone *	14,444	16,306,987
Carter’s *	64,061	5,217,768
Dollar Tree *	114,009	10,297,293
Domino’s Pizza	20,839	7,883,810
Five Below *	34,291	4,572,362
Marriott International, Cl A *	65,494	6,083,083
O’Reilly Automotive *	20,619	9,002,256
Ross Stores *	76,410	6,507,840
Tractor Supply	57,997	7,725,780

		81,459,377

CONSUMER STAPLES — 3.6%
Brown-Forman, Cl B	63,289	4,411,876
Church & Dwight	100,778	8,907,768
Monster Beverage *	110,921	8,493,221
Sprouts Farmers Market *	226,364	4,312,234

		26,125,099

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
FINANCIALS — 3.9%
Ameriprise Financial	67,148	$10,799,413
Intercontinental Exchange	72,827	6,874,868
MSCI, Cl A	29,550	10,337,772

		28,012,053

HEALTH CARE — 19.3%
Alexion Pharmaceuticals *	74,536	8,582,075
Avantor *	365,842	8,513,143
Centene *	180,275	10,654,252
Charles River Laboratories International *	39,142	8,912,634
Cooper	19,185	6,120,974
Edwards Lifesciences *	162,744	11,667,118
Encompass Health	159,877	9,802,059
Exact Sciences *	104,196	12,902,591
Global Blood Therapeutics *	86,223	4,559,472
HCA Healthcare *	56,453	6,996,785
Humana	24,257	9,685,335
Jazz Pharmaceuticals PLC *	39,363	5,672,208
PRA Health Sciences *	75,969	7,402,419
ResMed	60,533	11,618,704
Teledoc Health	30,548	6,001,312
Teleflex	26,903	8,561,342

		137,652,423

INDUSTRIALS — 14.9%
AMETEK	65,935	6,474,817
Cintas	20,067	6,312,075
CoStar Group *	9,593	7,900,891
HD Supply Holdings *	156,459	6,236,456
Hubbell, Cl B	39,142	5,695,552
IAA *	134,297	7,599,867
IDEX	43,553	7,420,996
IHS Markit	127,130	10,281,003
Kansas City Southern	40,135	7,069,379
L3Harris Technologies	32,306	5,204,820
Masco	135,179	7,245,594

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
INDUSTRIALS (continued)
Pentair PLC	67,038	$3,335,811
Rexnord	129,776	4,163,214
Roper Technologies	33,740	12,529,012
TransUnion	112,575	8,967,724

		106,437,211

INFORMATION TECHNOLOGY — 37.0%
Amphenol, Cl A	109,488	12,354,626
ANSYS *	46,199	14,061,590
Autodesk *	78,836	18,569,031
Cadence Design Systems *	121,506	13,289,111
CDW	59,540	7,299,604
Citrix Systems	35,614	4,033,998
Dynatrace *	169,359	5,980,066
Enphase Energy *	30,016	2,944,270
Entegris	82,254	6,150,132
EPAM Systems *	79,167	24,458,645
Everbridge *	60,422	6,325,579
FleetCor Technologies *	32,416	7,161,018
Genpact	322,510	11,084,669
Global Payments	118,309	18,662,062
Keysight Technologies *	102,652	10,765,115
KLA	22,934	4,522,126
Lam Research	37,488	12,823,895
Marvell Technology Group	229,782	8,619,123
Microchip Technology	131,430	13,810,664
PTC *	135,950	11,403,486
Skyworks Solutions	55,020	7,773,776
Smartsheet, Cl A *	175,511	8,749,223
Splunk *	34,952	6,921,894
Synopsys *	51,932	11,106,178
Twilio, Cl A *	26,462	7,382,104
Xilinx	66,928	7,943,684

		264,195,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
MATERIALS — 4.5%
Ashland Global Holdings	52,484	$3,661,809
Berry Global Group *	139,369	6,498,776
Crown Holdings *	118,640	10,179,312
FMC	89,641	9,209,716
Livent *	247,754	2,663,356

		32,212,969

REAL ESTATE — 2.9%
CyrusOne ‡	56,122	3,987,468
SBA Communications, Cl A ‡	58,548	17,000,583

		20,988,051
TOTAL COMMON STOCK (Cost $473,298,975)		701,442,277

CASH EQUIVALENT — 1.7%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (A) (Cost $12,285,492)	12,285,492	12,285,492

TOTAL INVESTMENTS — 99.8% (Cost $485,584,467)		$713,727,769

Percentages are based on Net Assets of $714,895,238.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 62.2%	Shares	Value
COMMUNICATION SERVICES — 4.4%
Alphabet, Cl A * (A)	6,236	$10,078,062
Comcast, Cl A	120,235	5,078,726
Facebook, Cl A * (A)	9,800	2,578,478
Verizon Communications	77,836	4,435,874

		22,171,140

CONSUMER DISCRETIONARY — 7.0%
Amazon.com * (A)	4,448	13,504,795
Home Depot	38,770	10,340,347
Service International	43,228	2,001,889
Vail Resorts	11,015	2,555,920
VF	108,419	7,285,757

		35,688,708

CONSUMER STAPLES — 2.1%
Kellogg	40,997	2,578,302
PepsiCo	62,156	8,284,773

		10,863,075

ENERGY — 1.7%
Chevron	76,898	5,344,411

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
ENERGY (continued)
Pioneer Natural Resources	38,600	$3,071,016

		8,415,427

FINANCIALS — 7.2%
Ares Capital	467,572	6,466,521
CME Group, Cl A	19,984	3,011,988
Hannon Armstrong Sustainable Infrastructure Capital ‡	89,890	3,761,896
JPMorgan Chase	116,416	11,413,425
Prudential Financial	77,938	4,989,591
US Bancorp	184,982	7,205,049

		36,848,470

HEALTH CARE — 6.7%
Cigna (A)	14,300	2,387,671
Johnson & Johnson	69,285	9,499,666
Merck	54,770	4,119,252
Novartis ADR	67,188	5,246,039
Pfizer	152,093	5,396,260
UnitedHealth Group	23,853	7,278,504

		33,927,392

INDUSTRIALS — 6.8%
IDEX	33,000	5,622,870
Lockheed Martin	26,124	9,146,796
Republic Services, Cl A	28,000	2,468,760
Triton International	77,503	2,858,310
Union Pacific	45,372	8,039,465
United Parcel Service, Cl B	41,892	6,581,652

		34,717,853

INFORMATION TECHNOLOGY — 18.2%
Apple	175,040	19,054,854
Automatic Data Processing	59,597	9,413,942
Broadcom	25,964	9,077,793
Cisco Systems	164,724	5,913,592
Microchip Technology	88,093	9,256,813
Microsoft	119,583	24,211,970

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
INFORMATION TECHNOLOGY (continued)
QUALCOMM	90,115	$11,116,586
Visa, Cl A	23,087	4,195,139

		92,240,689

MATERIALS — 2.0%
Linde PLC	46,286	10,198,657

REAL ESTATE — 3.3%
Crown Castle International ‡	32,528	5,080,874
Invitation Homes ‡	88,207	2,404,523
MGM Growth Properties, Cl A ‡	182,642	4,830,881
Weyerhaeuser ‡	156,084	4,259,532

		16,575,810

UTILITIES — 2.8%
American Water Works	28,776	4,331,076
NextEra Energy	88,460	6,476,157
Xcel Energy	52,675	3,688,830

		14,496,063
TOTAL COMMON STOCK (Cost $238,193,245)		316,143,284

CORPORATE OBLIGATIONS — 23.5%	Face Amount
COMMUNICATION SERVICES — 4.3%
AT&T
3.600%, 07/15/25	$3,500,000	3,891,772
Comcast
4.700%, 10/15/48	4,500,000	6,004,653
Diamond Sports Group
5.375%, 08/15/26(B)	4,500,000	2,629,687
Discovery Communications
3.800%, 03/13/24	3,150,000	3,428,469
Level 3 Financing
5.250%, 03/15/26	2,000,000	2,064,800
Sprint Spectrum
3.360%, 09/20/21(B)	1,250,000	1,261,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
COMMUNICATION SERVICES (continued)
Verizon Communications
3.500%, 11/01/24	$2,250,000	$2,482,710

		21,763,804

CONSUMER DISCRETIONARY — 2.0%
Amazon.com
3.150%, 08/22/27	3,300,000	3,741,002
Ford Motor Credit
3.336%, 03/18/21	3,855,000	3,855,000
Goodyear Tire & Rubber
5.125%, 11/15/23	1,200,000	1,193,856
Newell Brands
4.350%, 04/01/23	1,000,000	1,043,722
Tenneco
5.375%, 12/15/24	630,000	520,726

		10,354,306

ENERGY — 3.2%
Cheniere Energy Partners
4.500%, 10/01/29	5,000,000	5,097,600
DCP Midstream Operating
6.750%, 09/15/37(B)	1,500,000	1,425,000
GasLog
8.875%, 03/22/22	2,550,000	2,460,750
Genesis Energy
6.000%, 05/15/23	1,700,000	1,544,875
Kinder Morgan MTN
7.800%, 08/01/31	1,400,000	1,871,848
Sabine Pass Liquefaction
5.750%, 05/15/24	1,250,000	1,407,671
5.625%, 03/01/25	2,000,000	2,289,846

		16,097,590

FINANCIALS — 6.4%
Ally Financial
4.125%, 02/13/22	4,250,000	4,427,831
Bank of America
5.200%, VAR ICE LIBOR USD 3 Month+3.135% (C)	2,000,000	1,991,895
3.950%, 04/21/25	5,750,000	6,418,176

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
FINANCIALS (continued)
Goldman Sachs Group MTN
1.972%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	$3,000,000	$3,125,174
JPMorgan Chase
6.000%, VAR ICE LIBOR USD 3 Month+3.300% (C)	1,500,000	1,533,750
5.000%, VAR United States Secured Overnight
Financing Rate+3.380% (C)	2,000,000	2,000,000
4.625%, VAR ICE LIBOR USD 3 Month+2.580% (C)	1,000,000	975,000
Morgan Stanley
1.398%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/22	6,000,000	6,012,864
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678% (C)	2,500,000	2,567,688
Wells Fargo MTN
4.100%, 06/03/26	3,000,000	3,393,375

		32,445,753

HEALTH CARE — 1.3%
Fresenius US Finance II
4.500%, 01/15/23(B)	2,000,000	2,110,114
HCA
5.375%, 02/01/25	3,050,000	3,377,356
5.000%, 03/15/24	1,250,000	1,398,576

		6,886,046

INDUSTRIALS — 1.8%
Masco
4.450%, 04/01/25	3,750,000	4,295,426
Northrop Grumman
4.030%, 10/15/47	1,500,000	1,807,938
Quanta Services
2.900%, 10/01/30	3,000,000	3,131,215

		9,234,579

INFORMATION TECHNOLOGY — 3.0%
Apple
3.850%, 08/04/46	3,000,000	3,675,919
CommScope Technologies
6.000%, 06/15/25(B)	1,734,000	1,719,053
NXP BV
4.625%, 06/01/23(B)	1,295,000	1,419,865

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

CORPORATE OBLIGATIONS (continued)	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
salesforce.com
3.700%, 04/11/28	$3,000,000	$3,523,451
Western Union
2.850%, 01/10/25	4,500,000	4,748,859

		15,087,147

MATERIALS — 0.4%
NOVA Chemicals
5.000%, 05/01/25(B)	2,000,000	1,976,250

REAL ESTATE — 0.5%
Boston Properties
2.750%, 10/01/26	1,000,000	1,071,218
Equinix Inc.
3.000%, 07/15/50	1,500,000	1,466,657

		2,537,875

UTILITIES — 0.6%
AES
6.000%, 05/15/26	3,000,000	3,143,460

TOTAL CORPORATE OBLIGATIONS (Cost $114,588,076)		119,526,810

U.S. TREASURY OBLIGATIONS — 7.3%
U.S. Treasury Bonds
3.000%, 02/15/48	8,000,000	10,531,250
2.500%, 02/15/45	6,000,000	7,176,328

		17,707,578

U.S. Treasury Inflation Protected Securities
0.500%, 01/15/28	15,805,950	17,564,053

U.S. Treasury Note
2.000%, 08/15/25	1,500,000	1,615,840

TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,956,047)		36,887,471

EXCHANGE TRADED FUNDS — 2.4%	Shares
iShares National Muni Bond ETF	53,290	6,134,745

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

EXCHANGE TRADED FUNDS (continued)	Shares	Value
Nuveen AMT-Free Quality Municipal Income Fund,
Cl Institutional	409,191	$5,863,707

TOTAL EXCHANGE TRADED FUNDS (Cost $10,933,458)		11,998,452

PREFERRED STOCK — 0.7%
FINANCIALS — 0.4%
Wells Fargo, 7.500%	1,700	2,292,892

REAL ESTATE — 0.3%
Public Storage, 4.900% ‡	50,000	1,284,500

TOTAL PREFERRED STOCK (Cost $3,142,538)		3,577,392

MUNICIPAL BOND — 0.6%	Face Amount
Metropolitan Transportation Authority, Ser B-1, RB
5.000%, 05/15/22	$3,000,000	3,042,810

TOTAL MUNICIPAL BOND (Cost $3,091,813)		3,042,810

CASH EQUIVALENT — 2.9%	Shares
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (D) (Cost $14,993,433)	14,993,433	14,993,433

TOTAL INVESTMENTS — 99.6% (Cost $415,898,610)		$506,169,652

WRITTEN EQUITY OPTIONS * — (0.1)%	Contracts	Value
TOTAL WRITTEN OPTIONS — (0.1)% (E) (Premiums Received $816,200)	(347)	$(554,302)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

A list of the exchange traded option contracts held by the Fund at October 31, 2020, is as follows:

Description	Contracts	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS — (0.1)%
Call Options
Alphabet*	(62)	$(10,050,262)	$1,600	11/21/20	$(434,000)
Amazon.com*	(44)	(13,359,060)	3,500	11/21/20	(75,900)
Cigna*	(143)	(2,387,671)	200	12/19/20	(27,742)
Facebook*	(98)	(2,578,478)	300	11/21/20	(16,660)

Total Written Options		$(28,375,471)			$(554,302)

Percentages are based on Net Assets of $508,104,074.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security, or portion thereof, has been pledged as collateral on written equity options.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2020 was $12,541,682 which represents 2.5% of Net Assets.

(C)	Perpetual security with no stated maturity date.
(D)	The rate reported is the 7-day effective yield as of October 31, 2020.
(E)	Refer to table below for details on Options Contracts.

ADR — American Depositary Receipt

AMT — Alternative Minimum Tax

Cl — Class

ETF — Exchange-Traded Fund

ICE — Intercontinental Exchange

LIBOR— London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

USD — U.S. Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND OCTOBER 31, 2020

The following is a summary of the inputs used as of October 31, 2020, when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$316,143,284	$—	$—	$316,143,284
Corporate Obligations	—	119,526,810	—	119,526,810
U.S. Treasury Obligations	—	36,887,471	—	36,887,471
Exchange Traded Funds	11,998,452	—	—	11,998,452
Preferred Stock	3,577,392	—	—	3,577,392
Municipal Bond	—	3,042,810	—	3,042,810
Cash Equivalent	14,993,433	—	—	14,993,433

Total Investments in Securities	$346,712,561	$159,457,091	$—	$506,169,652

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Written Options	$(554,302)	$—	$—	$(554,302)
Total Other Financial

Instruments	$(554,302)	$—	$—	$(554,302)

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%**	Shares	Value

COMMUNICATION SERVICES — 3.8%
Netflix *	2,994	$1,424,365
Tencent Holdings ADR	86,764	6,623,564

		8,047,929

CONSUMER DISCRETIONARY — 15.6%
Alibaba Group Holding ADR *	26,056	7,939,003
Amazon.com *	5,376	16,322,342
Chipotle Mexican Grill, Cl A *	2,543	3,055,364
DR Horton	21,276	1,421,449
Lululemon Athletica *	12,702	4,055,622

		32,793,780

FINANCIALS — 5.9%
Intercontinental Exchange	26,065	2,460,536
S&P Global	23,226	7,495,727
Tradeweb Markets, Cl A	44,739	2,437,381

		12,393,644

HEALTH CARE — 19.5%
Danaher	28,883	6,629,804
Edwards Lifesciences *	68,793	4,931,770
IDEXX Laboratories *	16,842	7,154,818

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
HEALTH CARE (continued)
Intuitive Surgical *	7,745	$5,166,535
Teleflex	4,715	1,500,454
Thermo Fisher Scientific	16,347	7,734,093
UnitedHealth Group	4,835	1,475,352
Vertex Pharmaceuticals *	5,058	1,053,885
Zoetis, Cl A	34,232	5,427,484

		41,074,195

INDUSTRIALS — 15.4%
Cintas	16,979	5,340,744
CoStar Group *	11,111	9,151,131
Fastenal	56,711	2,451,617
IHS Markit	43,208	3,494,231
Roper Technologies	13,443	4,991,924
Trex *	61,400	4,269,756
United Rentals *	14,942	2,664,009

		32,363,412

INFORMATION TECHNOLOGY — 30.3%
Adobe *	13,106	5,859,693
Advanced Micro Devices *	20,013	1,506,779
Amphenol, Cl A	14,214	1,603,908
ANSYS *	9,549	2,906,429
Apple	48,590	5,289,507
ASML Holding, Cl G	4,206	1,519,249
EPAM Systems *	11,416	3,526,973
Intuit	9,317	2,931,873
Mastercard, Cl A	28,199	8,139,359
Microsoft	25,025	5,066,812
Monolithic Power Systems	20,682	6,609,967
NVIDIA	11,227	5,628,769
PayPal Holdings *	31,652	5,891,387
Twilio, Cl A *	13,467	3,756,889
Tyler Technologies *	9,042	3,475,564

		63,713,158

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
MATERIALS — 6.3%
Ecolab	10,888	$1,998,928
Martin Marietta Materials	18,002	4,794,833
Sherwin-Williams	9,212	6,337,671

		13,131,432

REAL ESTATE — 1.7%
Equinix ‡	1,850	1,352,794
SBA Communications, Cl A ‡	7,241	2,102,569

		3,455,363

TOTAL COMMON STOCK (Cost $114,475,628)		206,972,913

CASH EQUIVALENT — 1.6%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (A) (Cost $3,420,161)	3,420,161	3,420,161

TOTAL INVESTMENTS — 100.1% (Cost $117,895,789)		$210,393,074

Percentages are based on Net Assets of $210,258,059.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting periods.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.5%	Shares	Value
COMMUNICATION SERVICES — 1.9%
Comcast, Cl A	60,023	$2,535,372

CONSUMER DISCRETIONARY — 9.4%
Home Depot	13,063	3,484,033
McDonald’s	6,592	1,404,096
Starbucks	25,244	2,195,218
Target	13,426	2,043,706
TJX	66,558	3,381,146

		12,508,199

ENERGY — 4.1%
Enterprise Products Partners (A)	173,660	2,877,546
Magellan Midstream Partners (A)	73,968	2,628,823

		5,506,369

FINANCIALS — 12.8%
Blackstone Group, Cl A	126,018	6,353,828
Brookfield Asset Management, Cl A	74,027	2,204,524
CME Group, Cl A	26,861	4,048,490
JPMorgan Chase	45,485	4,459,349

		17,066,191

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
HEALTH CARE — 16.9%
Abbott Laboratories	66,442	$6,983,719
AbbVie	37,488	3,190,229
Anthem	11,189	3,052,359
AstraZeneca PLC ADR	68,808	3,451,409
Becton Dickinson	11,386	2,631,646
CVS Health	33,589	1,884,007
Merck	18,678	1,404,772

		22,598,141

INDUSTRIALS — 6.9%
Fastenal	72,167	3,119,779
Lockheed Martin	8,287	2,901,527
Union Pacific	12,809	2,269,627
United Parcel Service, Cl B	5,900	926,949

		9,217,882

INFORMATION TECHNOLOGY — 23.6%
Accenture PLC, Cl A	9,323	2,022,252
Amphenol, Cl A	9,466	1,068,144
Apple	70,285	7,651,225
Broadridge Financial Solutions	15,219	2,094,134
Microchip Technology	23,640	2,484,091
Microsoft	52,619	10,653,769
Taiwan Semiconductor Manufacturing ADR	27,096	2,272,541
Texas Instruments	22,954	3,318,919

		31,565,075

REAL ESTATE — 13.5%
American Campus Communities ‡	63,039	2,361,441
American Tower, Cl A ‡	22,969	5,274,831
Americold Realty Trust ‡	61,416	2,225,102
Camden Property Trust ‡	10,454	964,277
CyrusOne ‡	28,374	2,015,973
Equinix ‡	2,384	1,743,276
VICI Properties ‡	152,316	3,495,652

		18,080,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value
UTILITIES — 9.4%
Brookfield Infrastructure Partners (A)	82,040	$3,519,516
Brookfield Renewable, Cl A	15,410	1,028,926
Brookfield Renewable Partners (A)	61,640	3,343,970
NextEra Energy Partners	73,772	4,632,881

		12,525,293

TOTAL COMMON STOCK (Cost $80,707,177)		131,603,074

CASH EQUIVALENT — 1.4%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (B) (Cost $1,849,531)	1,849,531	1,849,531

TOTAL INVESTMENTS — 99.9% (Cost $82,556,708)		$133,452,605

Percentages are based on Net Assets of $133,559,651.

‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnerships. At October 31, 2020, these securities amounted to $12,369,855 or 9.3% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020

SECTOR WEIGHTINGS (UNAUDITED)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.8%	Shares	Value

ARGENTINA — 2.0%
MercadoLibre *	3,319	$4,029,432

AUSTRALIA — 2.2%
BHP Group	179,092	4,253,788

CANADA — 5.7%
Brookfield Asset Management, Cl A	65,270	1,943,741
Canadian National Railway	30,600	3,043,170
Ritchie Bros Auctioneers	77,470	4,697,006
Suncor Energy	137,611	1,553,628

		11,237,545

CHINA — 12.0%
Alibaba Group Holding ADR *	26,906	8,197,989
New Oriental Education & Technology Group ADR	14,324	2,297,283
Tencent Holdings	107,000	8,152,666
Yum China Holdings	95,250	5,070,158

		23,718,096

DENMARK — 2.0%
Vestas Wind Systems	23,544	4,017,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value

FRANCE — 7.0%
Air Liquide	30,269	$4,424,812
LVMH Moet Hennessy Louis Vuitton	11,855	5,557,095
Ubisoft Entertainment *	43,974	3,872,955

		13,854,862

GERMANY — 6.6%
Continental	24,855	2,639,308
Deutsche Boerse	14,624	2,149,921
Siemens	30,154	3,539,127
Symrise, Cl A	37,577	4,636,703

		12,965,059

HONG KONG — 2.6%
AIA Group	535,500	5,084,135

INDIA — 2.6%
HDFC Bank ADR *	90,429	5,194,242

IRELAND — 2.7%
ICON PLC *	29,905	5,391,871

JAPAN — 14.5%
Daikin Industries	30,000	5,615,130
FANUC	17,500	3,715,959
Nidec	63,500	6,413,486
Seven & i Holdings	75,500	2,298,733
Sony	46,000	3,828,845
Sysmex	48,000	4,514,245
Tokio Marine Holdings	50,000	2,231,990

		28,618,388

MEXICO — 0.9%
Fomento Economico Mexicano ADR	32,626	1,754,300

NETHERLANDS — 2.8%
ASML Holding	14,957	5,414,570

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value

SINGAPORE — 1.4%
DBS Group Holdings	187,218	$2,797,549

SPAIN — 4.4%
Amadeus IT Group	73,466	3,512,555
Banco Santander	1,342,513	2,674,947
Grifols ADR	147,472	2,504,075

		8,691,577

SWEDEN — 3.0%
Assa Abloy, Cl B	157,585	3,383,347
Hexagon, Cl B	33,747	2,467,759

		5,851,106

SWITZERLAND — 8.3%
Alcon	59,252	3,361,844
Chubb	26,223	3,406,630
Julius Baer Group	76,809	3,433,149
Novartis	51,625	4,024,423
Temenos	19,840	2,130,431

		16,356,477

TAIWAN — 3.8%
Taiwan Semiconductor Manufacturing ADR	89,436	7,500,997

UNITED KINGDOM — 9.3%
BAE Systems PLC	454,007	2,331,672
Diageo PLC	74,429	2,397,590
InterContinental Hotels Group *	53,706	2,726,562
Lloyds Banking Group PLC	7,192,726	2,609,947
London Stock Exchange Group PLC	32,821	3,518,920
Royal Dutch Shell PLC, Cl B	191,386	2,313,765
Smith & Nephew PLC	144,735	2,504,020

		18,402,476

UNITED STATES — 3.0%
Euronet Worldwide *	34,234	3,041,348

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020

COMMON STOCK (continued)	Shares	Value

UNITED STATES (continued)
Las Vegas Sands	60,541	$2,909,600

		5,950,948

TOTAL COMMON STOCK (Cost $178,946,996)		191,085,198

CASH EQUIVALENT — 2.2%
JPMorgan U.S. Government Money Market Fund, Cl Institutional, 0.010% (A) (Cost $4,389,649)	4,389,649	4,389,649

TOTAL INVESTMENTS — 99.0% (Cost $183,336,645)
		$195,474,847

Percentages are based on Net Assets of $197,523,759.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of October 31, 2020, when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Argentina	$4,029,432	$—	$—	$4,029,432
Australia	—	4,253,788	—	4,253,788
Canada	11,237,545	—	—	11,237,545
China	15,565,430	8,152,666	—	23,718,096
Denmark	—	4,017,780	—	4,017,780
France	—	13,854,862	—	13,854,862
Germany	—	12,965,059	—	12,965,059
Hong Kong	—	5,084,135	—	5,084,135
India	5,194,242	—	—	5,194,242
Ireland	5,391,871	—	—	5,391,871
Japan	—	28,618,388	—	28,618,388
Mexico	1,754,300	—	—	1,754,300
Netherlands	—	5,414,570	—	5,414,570
Singapore	—	2,797,549	—	2,797,549
Spain	2,504,075	6,187,502	—	8,691,577
Sweden	—	5,851,106	—	5,851,106
Switzerland	3,406,630	12,949,847	—	16,356,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND OCTOBER 31, 2020

Investments in Securities	Level 1	Level 2	Level 3	Total
Taiwan	$7,500,997	$—	$—	$7,500,997
United Kingdom	—	18,402,476	—	18,402,476
United States	5,950,948	—	—	5,950,948
Cash Equivalent	4,389,649	—	—	4,389,649

Total Investments in Securities	$66,925,119	$128,549,728	$—	$195,474,847

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Assets:
Investments at Value (Cost $734,619,769, $485,584,467 and $415,898,610, respectively)	$1,319,966,995	$713,727,769	$506,169,652
Receivable for Capital Shares Sold	1,198,755	1,382,875	546,299
Dividends and Interest Receivable	403,709	423,279	1,425,936
Distribution Receivable	–	218,792	–
Receivable for Investment Securities Sold	–	–	1,452,395
Cash Collateral Held at Prime Broker for
Written Options	–	–	1,325,900
Reclaim Receivable	–	2,547	71,336
Prepaid Expenses	7,987	14,616	14,218

Total Assets	1,321,577,446	715,769,878	511,005,736

Liabilities:
Written Equity Options, at value (Premiums Received $—, $— and $816,200, respectively)	–	–	554,302
Payable for Investment Securities Purchased	–	–	1,989,298
Payable for Capital Shares Redeemed	1,091,845	311,205	22,443
Audit Fees Payable	25,014	25,014	22,782
Payable Due to Adviser	760,531	477,304	265,107
Payable Due to Administrator	58,634	31,978	22,202
Chief Compliance Officer Fees Payable	2,700	1,477	1,024
Payable Due to Trustees	626	343	238
Other Accrued Expenses	47,213	27,319	24,266

Total Liabilities	1,986,563	874,640	2,901,662

Net Assets	$1,319,590,883	$714,895,238	$508,104,074

Net Assets Consist of:
Paid-in Capital	$701,156,842	$468,691,087	$426,757,653
Total Distributable Earnings	618,434,041	246,204,151	81,346,421

Net Assets	$1,319,590,883	$714,895,238	$508,104,074

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	55,709,675	41,232,740	39,956,004

Net Asset Value, Offering and Redemption Price Per Share	$23.69	$17.34	$12.72

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Assets:
Investments at Value (Cost $117,895,789, $82,556,708 and $183,336,645, respectively)	$210,393,074	$133,452,605	$195,474,847
Foreign Currency at Value (Cost $–, $– and $366,124, respectively)	–	–	360,267
Receivable for Investment Securities Sold	1,927,265	–	–
Receivable for Capital Shares Sold	865,595	421	1,591,795
Dividends and Interest Receivable	39,681	251,199	211,721
Reclaim Receivable	4,428	10,107	115,227
Prepaid Expenses	14,292	8,796	14,307

Total Assets	213,244,335	133,723,128	197,768,164

Liabilities:
Payable for Investment Securities Purchased	2,709,756	–	–
Payable for Capital Shares Redeemed	51,321	12,396	44,411
Audit Fees Payable	25,014	25,014	22,774
Payable Due to Adviser	179,081	111,118	139,230
Payable Due to Administrator	9,328	5,953	8,532
Chief Compliance Officer Fees Payable	429	276	–
Payable Due to Trustees	99	64	91
Other Accrued Expenses	11,248	8,656	29,367

Total Liabilities	2,986,276	163,477	244,405

Net Assets	$210,258,059	$133,559,651	$197,523,759

Net Assets Consist of:
Paid-in Capital	$101,828,901	$76,603,535	$186,392,885
Total Distributable Earnings	108,429,158	56,956,116	11,130,874

Net Assets	$210,258,059	$133,559,651	$197,523,759

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,210,706	3,080,713	18,521,407

Net Asset Value, Offering and Redemption Price Per Share	$33.85	$43.35	$10.66

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	CIBC Atlas Disciplined Equity Fund	CIBC Atlas Mid Cap Equity Fund	CIBC Atlas Income Opportunities Fund
Investment Income:
Dividends	$18,412,387	$5,038,626	$8,343,465
Interest	—	—	5,251,892
Less: Foreign Taxes Withheld	—	(17,748)	(36,115)

Total Investment Income	18,412,387	5,020,878	13,559,242

Expenses:
Investment Advisory Fees	8,171,899	5,419,226	2,957,048
Administration Fees	646,898	374,778	255,669
Trustees’ Fees	37,371	22,307	14,958
Chief Compliance Officer Fees	7,504	4,775	3,625
Transfer Agent Fees	83,119	59,125	49,149
Custodian Fees	49,354	28,823	21,057
Legal Fees	42,248	24,955	16,866
Registration and Filing Fees	37,340	32,038	27,518
Printing Fees	29,761	17,960	11,900
Audit Fees	24,822	24,822	24,830
Other Expenses	48,306	30,699	26,497

Total Expenses	9,178,622	6,039,508	3,409,117
Less:
Fees Paid Indirectly (Note 4)	(438)	(133)	(73)

Net Expenses	9,178,184	6,039,375	3,409,044

Net Investment Income (Loss)	9,234,203	(1,018,497)	10,150,198

Net Realized Gain (Loss) on Investments	27,492,075	28,811,222	(9,370,756)
Net Realized Gain on Written Equity Options	—	—	1,197,559
Net Change in Unrealized Appreciation on Investments	91,738,969	10,975,781	17,018,638
Net Change in Unrealized Appreciation on Written Equity Options	—	—	144,071

Net Realized and Unrealized Gain on Investments and Written Equity Options	119,231,044	39,787,003	8,989,512

Net Increase in Net Assets Resulting from Operations	$128,465,247	$38,768,506	$19,139,710

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2020

STATEMENTS OF OPERATIONS

	CIBC Atlas All Cap Growth Fund	CIBC Atlas Equity Income Fund	CIBC Atlas International Growth Fund
Investment Income:
Dividends	$851,026	$2,497,324	$2,295,629
Less: Foreign Taxes Withheld	(7,939)	(27,893)	(142,634)

Total Investment Income	843,087	2,469,431	2,152,995

Expenses:
Investment Advisory Fees	1,564,960	1,076,702	1,025,857
Administration Fees	98,913	69,808	64,681
Trustees’ Fees	5,743	4,140	2,750
Chief Compliance Officer Fees	2,102	1,799	—
Transfer Agent Fees	35,994	33,350	32,511
Registration and Filing Fees	31,716	25,297	33,286
Audit Fees	24,822	24,822	24,822
Custodian Fees	7,488	5,430	90,545
Printing Fees	6,612	7,284	4,448
Legal Fees	6,469	4,628	4,259
Interest Expense	46	—	—
Deferred Offering Costs (Note 2)	—	—	41,895
Other Expenses	8,982	6,965	8,324

Total Expenses	1,793,847	1,260,225	1,333,378
Advisory Waiver Recapture (Note 5)	305,953	220,525	66,939
Less:
Fees Paid Indirectly (Note 4)	(400)	(262)	(50)

Net Expenses	2,099,400	1,480,488	1,400,267

Net Investment Income (Loss)	(1,256,313)	988,943	752,728

Net Realized Gain (Loss) on Investments	17,165,530	7,979,162	(1,437,162)
Net Realized Loss on Foreign Currency Transactions	—	—	(248,873)
Net Change in Unrealized Appreciation (Depreciation) on Investments	19,701,491	(6,337,521)	10,786,071
Net Change in Unrealized Depreciation on Foreign Currency Translation	—	—	(420)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	36,867,021	1,641,641	9,099,616

Net Increase in Net Assets Resulting from Operations	$35,610,708	$2,630,584	$9,852,344

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Disciplined Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$9,234,203	$18,276,813
Net Realized Gain on Investments	27,492,075	15,845,498
Net Change in Unrealized Appreciation on Investments	91,738,969	115,367,905

Net Increase in Net Assets Resulting from Operations	128,465,247	149,490,216

Distributions:
Institutional Shares	(25,832,613)	(78,097,005)

Total Distributions	(25,832,613)	(78,097,005)

Capital Share Transactions:
Institutional Shares
Issued	153,443,384	156,659,974
Reinvestment of Dividends and Distributions	22,044,545	69,938,695
Redeemed	(148,807,314)	(114,938,429)

Net Increase in Net Assets from Capital Share Transactions	26,680,615	111,660,240

Total Increase in Net Assets	129,313,249	183,053,451

Net Assets:
Beginning of Year	1,190,277,634	1,007,224,183

End of Year	$1,319,590,883	$1,190,277,634

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Mid Cap Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(1,018,497)	$(631,646)
Net Realized Gain (Loss) on Investments	28,811,222	(102,922)
Net Change in Unrealized Appreciation on Investments	10,975,781	106,622,169

Net Increase in Net Assets Resulting from Operations	38,768,506	105,887,601

Distributions:
Total Distributions	–	–

Capital Share Transactions:
Institutional Shares
Issued	87,317,546	95,350,237
Reinvestment of Dividends and Distributions	–	–
Redeemed	(138,469,185)	(81,531,001)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,151,639)	13,819,236

Total Increase (Decrease) in Net Assets	(12,383,133)	119,706,837

Net Assets:
Beginning of Year	727,278,371	607,571,534

End of Year	$714,895,238	$727,278,371

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Income Opportunities Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$10,150,198	$9,565,124
Net Realized Loss on Investments and Written Equity Options	(8,173,197)	(867,044)
Net Change in Unrealized Appreciation on Investments and Written Equity Options	17,162,709	40,509,454

Net Increase in Net Assets Resulting from Operations	19,139,710	49,207,534

Distributions:
Institutional Shares	(10,806,204)	(10,841,551)

Total Distributions	(10,806,204)	(10,841,551)

Capital Share Transactions:
Institutional Shares
Issued	96,116,892	131,025,391
Reinvestment of Dividends and Distributions	9,120,193	6,092,368
Redeemed	(77,343,848)	(33,040,804)

Net Increase in Net Assets from Capital Share Transactions	27,893,237	104,076,955

Total Increase in Net Assets	36,226,743	142,442,938

Net Assets:
Beginning of Year	471,877,331	329,434,393

End of Year	$508,104,074	$471,877,331

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas All Cap Growth Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(1,256,313)	$(1,257,441)
Net Realized Gain on Investments	17,165,530	17,856,051
Net Change in Unrealized Appreciation on Investments	19,701,491	12,651,802

Net Increase in Net Assets Resulting from Operations	35,610,708	29,250,412

Distributions
Institutional Shares	(17,870,735)	(24,652,020)

Total Distributions	(17,870,735)	(24,652,020)

Capital Share Transactions:
Institutional Shares
Issued	35,489,834	29,613,756
Reinvestment of Dividends and Distributions	17,820,980	24,550,713
Redeemed	(46,800,837)	(38,934,759)

Net Increase in Net Assets from Capital Share Transactions	6,509,977	15,229,710

Total Increase in Net Assets	24,249,950	19,828,102

Net Assets:
Beginning of Year	186,008,109	166,180,007

End of Year	$210,258,059	$186,008,109

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas Equity Income Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$988,943	$670,306
Net Realized Gain on Investments	7,979,162	4,009,408
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,337,521)	19,146,185

Net Increase in Net Assets Resulting from Operations	2,630,584	23,825,899

Distributions
Institutional Shares	(5,530,572)	(6,629,124)

Total Distributions	(5,530,572)	(6,629,124)

Capital Share Transactions:
Institutional Shares
Issued	17,399,703	16,658,433
Reinvestment of Dividends and Distributions	5,510,182	6,600,049
Redeemed	(22,644,686)	(15,728,646)

Net Increase in Net Assets from Capital Share Transactions	265,199	7,529,836

Total Increase (Decrease) in Net Assets	(2,634,789)	24,726,611

Net Assets:
Beginning of Year	136,194,440	111,467,829

End of Year	$133,559,651	$136,194,440

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CIBC Atlas International Growth Fund
	Year Ended October 31, 2020	Period Ended October 31, 2019*
Operations:
Net Investment Income	$752,728	$81,811
Net Realized Loss on Investments and Foreign Currency Transactions	(1,686,035)	(74,210)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	10,785,651	1,351,309

Net Increase in Net Assets Resulting from Operations	9,852,344	1,358,910

Distributions:
Institutional Shares	(80,380)	–

Total Distributions	(80,380)	–

Capital Share Transactions:
Institutional Shares
Issued	159,115,033	54,026,063
Reinvestment of Dividends and Distributions	71,148	–
Redeemed	(25,345,563)	(1,473,796)

Net Increase in Net Assets from Capital Share Transactions	133,840,618	52,552,267

Total Increase in Net Assets	143,612,582	53,911,177

Net Assets:
Beginning of Year/Period	53,911,177	—

End of Year/Period	$197,523,759	$53,911,177

* The Fund commenced operations on May 31, 2019.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS DISCIPLINED EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2020	2019	2018(1)	2017	2016

Net Asset Value, Beginning of Year	$21.81	$20.76	$18.76	$15.73	$16.40

Income from Investment Operations:
Net Investment Income*	0.17	0.34	0.16	0.16	0.15
Net Realized and Unrealized Gain	2.18	2.29	2.36	3.11	0.01

Total from Investment Operations	2.35	2.63	2.52	3.27	0.16

Dividends and Distributions:
Net Investment Income	(0.18)	(0.32)	(0.16)	(0.15)	(0.15)
Net Realized Gains	(0.29)	(1.26)	(0.36)	(0.09)	(0.68)

Total Dividends and Distributions	(0.47)	(1.58)	(0.52)	(0.24)	(0.83)

Net Asset Value, End of Year	$23.69	$21.81	$20.76	$18.76	$15.73

Total Return †	10.89%	14.55%	13.61%	21.02%	1.17%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,319,591	$1,190,278	$1,007,224	$898,378	$732,489
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.74%	0.75%	0.76%	0.78%‡	0.80%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.74%	0.75%	0.76%	0.78%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.74%	1.68%	0.78%	0.89%	1.00%
Portfolio Turnover Rate	19%	13%	19%	17%	12%

(1)	On June 25, 2018, the name of the AT Disciplined Equity Fund changed to CIBC Atlas Disciplined Equity Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the year.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS MID CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2020	2019	2018(1)	2017	2016
Net Asset Value, Beginning of Year	$16.27	$13.85	$13.28	$11.28	$11.49

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	(0.01)	(0.02)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss)	1.09	2.43	0.59	2.17	(0.18)

Total from Investment Operations	1.07	2.42	0.57	2.15	(0.20)

Dividends and Distributions:
Net Realized Gains	—	—	—	(0.15)	(0.01)

Return of Capital	—	—	—	—(2)	—

Total Dividends and Distributions	—	—	—	(0.15)	(0.01)

Net Asset Value, End of Year	$17.34	$16.27	$13.85	$13.28	$11.28

Total Return †	6.58%	17.47%	4.29%	19.28%	(1.74)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$714,895	$727,278	$607,572	$522,472	$334,175
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.84%	0.84%	0.85%	0.87%	0.88%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.84%	0.84%	0.85%	0.87%	0.88%
Ratio of Net Investment Income to Average Net Assets	(0.14)%	(0.09)%	(0.16)%	(0.20)%	(0.21)%
Portfolio Turnover Rate	25%	18%	9%	17%	23%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Mid Cap Equity Fund changed to CIBC Atlas Mid Cap Equity Fund. See Note 1 in Notes to Financial Statements.
(2)	Value is less than $0.01 per share.
*	Per share calculations were performed using average shares for the year.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INCOME OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year

	Year Ended October 31,
Institutional Class	2020	2019	2018(1)	2017	2016

Net Asset Value, Beginning of Year	$12.38	$11.26	$11.04	$10.00	$9.68

Income from Investment Operations:
Net Investment Income*	0.26	0.29	0.28	0.27	0.30
Net Realized and Unrealized Gain	0.35	1.16	0.23	1.04	0.32

Total from Investment Operations	0.61	1.45	0.51	1.31	0.62

Dividends and Distributions:
Net Investment Income	(0.27)	(0.28)	(0.29)	(0.27)	(0.30)
Net Realized Gains	—	(0.05)	—	—	—

Total Dividends and Distributions	(0.27)	(0.33)	(0.29)	(0.27)	(0.30)

Net Asset Value, End of Year	$12.72	$12.38	$11.26	$11.04	$10.00

Total Return †	5.07%	13.14%	4.60%	13.20%	6.55%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$508,104	$471,877	$329,434	$322,712	$234,464
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.70%	0.71%	0.73%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.69%	0.70%	0.71%	0.73%	0.74%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.45%	2.49%	2.54%	3.13%
Portfolio Turnover Rate	21%	15%	25%	17%	24%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	On June 25, 2018, the name of the AT Income Opportunities Fund changed to CIBC Atlas Income Opportunities Fund. See Note 1 in Notes to Financial Statements.
*	Per share calculations were performed using average shares for the year.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,		Period Ended October 31, 2018(1)	Year Ended August 31,
Institutional Class	2020	2019		2018 (2)	2017	2016
Net Asset Value, Beginning of Year/Period	$30.40	$30.98	$34.57	$28.28	$26.32	$26.78

Income (Loss) from Investment Operations:
Net Investment Loss*	(0.20)	(0.21)	(0.05)	(0.22)	(0.17)	(0.19)
Net Realized and Unrealized Gain (Loss)	6.59	4.40	(3.54)	9.56	3.99	1.90

Total from Investment Operations	6.39	4.19	(3.59)	9.34	3.82	1.71

Dividends and Distributions:
Net Realized Gains	(2.94)	(4.77)	—	(3.05)	(1.86)	(2.17)

Total Dividends and Distributions	(2.94)	(4.77)	—	(3.05)	(1.86)	(2.17)

Redemption Fees ( Note 2)	—	—	—	0.00(3)	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$33.85	$30.40	$30.98	$34.57	$28.28	$26.32

Total Return †	22.71%	18.51%	(10.38)%	35.54%	15.94%	6.54%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$210,258	$186,008	$166,180	$187,736	$139,450	$137,960
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.10%‡	1.10%‡	1.10%**‡(4)	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.95%	0.92%**(4)	1.15%	1.37%	1.38%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	(0.66)%	(0.72)%	(0.88)%**	(0.72)%	(0.67)%	(0.74)%
Portfolio Turnover Rate	49%	56%	4%***	50%	36%	46%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas All Cap Growth Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the All Cap Growth Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Class R and Class I shares of the All Cap Growth Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of The Advisors’ Inner Circle Fund AT All Cap Growth Fund. Information presented prior to February 12, 2018 is that of the Predecessor Fund. On June 25, 2018, the name of the AT All Cap Growth Fund changed to CIBC Atlas All Cap Growth Fund. See Note 1 in Notes to Financial Statements.

(3)	Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS ALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period or Year

	Year Ended October 31,		Period Ended	Year Ended August 31,
Institutional Class	2020	2019	October 31, 2018(1)	2018 (2)	2017	2016

Net Asset Value, Beginning of Year/Period	$43.60	$38.44	$40.60	$36.55	$31.29	$30.76

Income (Loss) from Investment Operations:
Net Investment Income*	0.32	0.22	—	0.30	0.23	0.08
Net Realized and Unrealized Gain (Loss)	1.19	7.19	(2.10)	5.35	5.33	1.04

Total from Investment Operations	1.51	7.41	(2.10)	5.65	5.56	1.12

Dividends and Distributions:
Net Investment Income	(0.48)	(0.37)	(0.06)	(0.81)	(0.30)	(0.29)
Net Realized Gains	(1.28)	(1.88)	—	(0.79)	—	(0.30)

Total Dividends and Distributions	(1.76)	(2.25)	(0.06)	(1.60)	(0.30)	(0.59)

Redemption Fees ( Note 2)	—	—	—	—	0.00(3)	0.00(3)

Net Asset Value, End of Year/Period	$43.35	$43.60	$38.44	$40.60	$36.55	$31.29

Total Return †	3.45%	20.94%	(5.19)%	15.88%	17.88%	3.71%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$133,560	$136,194	$111,468	$115,914	$107,340	$101,542
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.10%‡	1.10%‡	1.10%**‡ (4)	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.94%	0.95%	0.90%**(4)	1.18%	1.44%	1.41%
Ratio of Net Investment Income to Average Net Assets (Including Waivers)	0.74%	0.55%	(0.02)%**	0.79%	0.70%	0.25%
Portfolio Turnover Rate	30%	23%	3%***	30%	17%	41%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.
(1)

For the period September 1, 2018 to October 31, 2018. Effective February 27, 2018, the CIBC Atlas Equity Income Fund changed its fiscal year end to October 31, 2018. See Note 1 in Notes to Financial Statements.

(2)

On February 12, 2018, the Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Equity Income Fund (the “AT Equity Income Fund”). Class R and Class I shares of the Equity Income Predecessor Fund were exchanged on a tax-free basis for Institutional Class shares of the AT Equity Income Fund. Information presented prior to February 12, 2018 is that of the Equity Income Predecessor Fund. On June 25, 2018, the name of the AT Equity Income Fund changed to CIBC Atlas Equity Income Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

(3)	Less than $0.005 per share.
(4)	The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were excluded, the ratios would have been the same.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

Institutional Class	Year Ended October 31, 2020	Period Ended October 31, 2019 (1)

Net Asset Value, Beginning of Year/Period	$10.38	$10.00

Income from Investment Operations:
Net Investment Income*	0.06	0.03

Net Realized and Unrealized Gain	0.24	0.35

Total from Investment Operations	0.30	0.38

Dividends and Distributions:
Net Investment Income	(0.01)	—
Net Realized Gains	(0.01)	—

Total Dividends and Distributions	(0.02)	—

Net Asset Value, End of Year/Period	$10.66	$10.38

Total Return †	2.81%	3.80%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$197,524	$53,911
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.12%‡	1.21%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.07%	1.74%**
Ratio of Net Investment Income to Average Net Assets	0.60%	0.65%**
Portfolio Turnover Rate	10%	6%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

(1)	The Fund commenced operations on May 31, 2019.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
*	Per share calculations were performed using average shares for the period.
**	Annualized.
***	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the CIBC Atlas Disciplined Equity Fund (the “Disciplined Equity Fund”), CIBC Atlas Mid Cap Equity Fund (the “Mid Cap Equity Fund”), CIBC Atlas Income Opportunities Fund (the “Income Opportunities Fund”), CIBC Atlas All Cap Growth Fund (the “All Cap Growth Fund”), CIBC Atlas Equity Income Fund (the “Equity Income Fund”), and the CIBC Atlas International Growth Fund (the “International Growth Fund”), (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The investment objective of the All Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of U.S. companies. The investment objective of the Equity Income Fund is to seek current income, and secondarily, modest capital appreciation by investing primarily (at least 80% of its net assets) in equity securities. The investment objective of the International Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. issuers and common stocks and American Depositary Receipts (“ADRs”) of foreign issuers. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

On January 26, 2018, the shareholders of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) and Geneva Advisors Equity Income Fund (the “Equity Income Predecessor Fund” and, together with the All Cap Growth Predecessor Fund, the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

the acquisition of all the assets and assumption of all the liabilities of the Predecessor Funds in exchange for Institutional Class Shares of the Funds on February 12, 2018 in a tax-free transaction. The All Cap Growth Fund and the Equity Income Fund had no operations prior to the Reorganization. The Predecessor Funds were managed by Geneva Advisors, LLC prior to its acquisition by AT Investment Advisers, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the All Cap Growth Fund and the Equity Income Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Funds prior to February 12, 2018.

Effective June 25, 2018, the name of the AT Disciplined Equity Fund, AT Mid Cap Equity Fund, AT Income Opportunities Fund, AT All Cap Growth Fund and AT Equity Income Fund changed to CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund, respectively. Each Fund’s name change had no impact on the Funds’ operations or investment objectives.

Effective June 25, 2018, AT Investment Advisers, Inc. changed its name to CIBC Private Wealth Advisors, Inc. The name change had no impact to the management or operations of the Funds.

At a meeting held on February 27, 2018, the Board of Trustees of The Advisors’ Inner Circle Fund approved a change in the fiscal year end from August 31st to October 31st for the CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund. The change in fiscal year end was effective on October 31, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

and at the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”).

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board. The Funds’ Fair Value Procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2020, there were no securities which were fair valued by the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period or year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Interest income is recognized on the accrual basis from

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Income Opportunities Fund invests in financial options contracts to add return or to economically hedge its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities’ prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When the Fund writes or purchases an option, an amount

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received from writing or paid for purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

For the year ended October 31, 2020, the average quarterly balances for written options were as follows:

Average Market Value for Written Options:	$280,191

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Net realized and unrealized gains or losses associated with written equity options are reported on the Statement of Operations as net realized gain or loss on written equity options and net change in unrealized depreciation or appreciation on written equity options. Written options transactions entered into during the year ended October 31, 2020, are subject to equity risk.

Master Limited Partnerships (“MLPs”) — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of October 31, 2020, the International Growth Fund’s offering costs have been fully amortized.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income, if any, at least annually. For each Fund, any net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — Prior to February 12, 2018, the All Cap Growth Fund and Equity Income Fund imposed a 2.00% redemption fee on the current value of shares redeemed less than 60 days from the date of purchase. After February 12, 2018, no redemption fee was charged. The redemption fee was recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund and International Growth Fund paid $646,898, $374,778, $255,669, $98,913, $69,808 and $64,681, respectively, for these services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2020, the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities, All Cap Growth Fund, Equity Income Fund and International Growth Fund earned credits of $438, $133, $73, $400, $262 and $50, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, CIBC Private Wealth Advisors, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund, 0.60% of the average daily net assets of the Income Opportunities Fund, 0.82% of the average daily net assets of the All Cap Growth Fund, 0.80% of the average daily net assets of the Equity Income Fund and 0.82% of the average daily net assets of the International Growth Fund.

The Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.80%, 1.00%, 0.85%, 1.10%, 1.10%, and 1.21% of the average daily net assets of the Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, and International Growth Fund, respectively, until February 28, 2021. Refer to waiver of investment advisory fees on the Statements of Operations for fees waived for the year ended October 31, 2020. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its (or, with respect to the All Cap Growth Fund and Equity Income Fund) prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2020, there are no previously waived fees that are eligible to be recaptured from the Disciplined Equity Fund, Mid Cap Equity Fund and Income Opportunities Fund. During the year

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

ended October 31, 2020, CIBC International Growth Fund completed the recapture of previously waived fees and had no previously waived fees eligible for recapture as of year end. At October 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Expiring:	All Cap Growth Fund	Equity Income Fund
2021
	$97,882	$83,683
2022
	—	—
2023
	—	—

6. Capital Share Transactions:

	Disciplined Equity Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	6,998,339	153,443,384	7,916,693	156,659,974
Reinvestment of Dividends and Distributions	971,988	22,044,545	3,936,730	69,938,695
Redeemed	(6,831,708)	(148,807,314)	(5,793,052)	(114,938,429)

Net Increase in Shares Outstanding from Share Transactions	1,138,619	26,680,615	6,060,371	111,660,240

	Mid Cap Equity Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars ($ )	Shares	Dollars ($ )
Institutional Class Shares
Issued	5,330,363	87,317,546	6,418,040	95,350,237
Redeemed	(8,802,937)	(138,469,185)	(5,595,500)	(81,531,001)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(3,472,574)	(51,151,639)	822,540	13,819,236

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

	Income Opportunities Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	7,715,873	96,116,892	11,194,447	131,025,391
Reinvestment of Dividends and Distributions	756,718	9,120,193	535,488	6,092,368
Redeemed	(6,647,313)	(77,343,848)	(2,861,148)	(33,040,804)

Net Increase in Shares Outstanding from Share Transactions	1,825,278	27,893,237	8,868,787	104,076,955

	All Cap Growth Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	1,164,242	35,489,834	1,086,629	29,613,756
Reinvestment of Dividends and Distributions	617,926	17,820,980	1,068,351	24,550,713
Redeemed	(1,689,205)	(46,800,837)	(1,400,816)	(38,934,759)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	92,963	6,509,977	754,164	15,229,710

	Equity Income Fund
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	401,522	17,399,703	436,946	16,658,433
Reinvestment of Dividends and Distributions	125,940	5,510,182	192,481	6,600,049
Redeemed	(570,607)	(22,644,686)	(405,709)	(15,728,646)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(43,145)	265,199	223,718	7,529,836

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

	International Growth Fund
	Year Ended October 31, 2020		Period Ended October 31, 2019*
	Shares	Dollars ($)	Shares	Dollars ($)
Institutional Class Shares
Issued	16,021,245	159,115,033	5,339,235	54,026,063
Reinvestment of Dividends and Distributions	6,481	71,148	–	–
Redeemed	(2,700,871)	(25,345,563)	(144,683)	(1,473,796)

Net Increase in Shares Outstanding from Share Transactions	13,326,855	133,840,618	5,194,552	52,552,267

*The Fund commenced operations on May 31, 2019.

7. Investment Transactions:

The cost of purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2020, are as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Disciplined Equity Fund	$242,819,920	$229,310,680	$–	$–
Mid Cap Equity Fund	177,758,225	212,884,664	–	–
Income Opportunities Fund	129,268,971	96,651,957	3,601,133	–
All Cap Growth Fund	91,892,566	102,972,036	–	–
Equity Income Fund	38,673,580	41,918,846	–	–
International Growth Fund	143,386,380	12,541,048	–	–

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to foreign currency gain/(loss), REITs capital gain, paydown gain/(loss), partnership investments, and perpetual bonds.

The permanent differences that are credit or charged to Paid-in Capital and Distribution Earnings as of October 31, 2020 are primarily attributable to partnership reclassifications, perpetual bonds, and net operating losses have been reclassified to/(from) the following accounts for the year or period ended October 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

	Distributable Earnings	Paid-in Capital
Disciplined Equity Fund	$—	$—
Mid Cap Equity Fund	613,094	(613,094)
Income Opportunities Fund	—	—
All Cap Growth Fund	1,239,134	(1,239,134)
Equity Income Fund	—	—
International Growth Fund	—	—

The tax character of dividends and distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2020	$10,179,226	$15,653,387	$25,832,613
2019	16,526,463	61,570,542	78,097,005
Mid Cap Equity Fund
2020	–	–	–
2019	–	–	–
Income Opportunities Fund
2020	10,806,204	–	10,806,204
2019	8,957,298	1,884,253	10,841,551
All Cap Growth Fund
2020	–	17,870,735	17,870,735
2019	–	24,652,020	24,652,020
Equity Income Fund
2020	1,514,113	4,016,459	5,530,572
2019	1,157,064	5,472,060	6,629,124
International Growth Fund
2020	80,380	–	80,380
2019	–	–	–

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings
Disciplined Equity Fund	$6,758,141	$28,395,926	$—	$—	$583,279,975	$(1)	$618,434,041
Mid Cap Equity Fund	—	20,471,021	(1,244,107)	—	226,977,012	225	246,204,151
Income Opportunities Fund	579,304	—	—	(8,682,776)	89,449,894	(1)	81,346,421
All Cap Growth Fund	—	17,178,168	(1,107,764)	—	92,358,757	(3)	108,429,158
Equity Income Fund	1,065,429	7,765,277	—	—	51,950,548	(3,825,138)	56,956,116
International Growth Fund	495,792	—	—	(940,679)	11,575,760	1	11,130,874

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2020 through October 31, 2020. The funds can elect to treat them as arising in the first date of the following fiscal year.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales, investment in Partnerships, and perpetual bonds.

Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Disciplined Equity Fund	$—	$—	$—
Mid Cap Equity Fund	—	—	—
Income Opportunities Fund	8,015,470	667,306	8,682,776
All Cap Growth Fund	—	—	—
Equity Income Fund	—	—	—
International Growth Fund	940,679	—	940,679

During the year ended October 31, 2020, Mid Cap Equity Fund utilized $8,437,868 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Disciplined Equity Fund	$736,687,020	$606,467,073	$(23,187,098)	$583,279,975
Mid Cap Equity Fund	486,750,757	238,078,928	(11,101,916)	226,977,012
Income Opportunities Fund	416,977,943	104,723,071	(15,273,177)	89,449,894
All Cap Growth Fund	118,034,317	93,134,790	(776,033)	92,358,757
Equity Income Fund	81,502,057	54,033,540	(2,082,992)	51,950,548
International Growth Fund	183,897,844	26,025,270	(14,449,510)	11,575,760

9. Concentration of Risk:

Equity Risk (Disciplined Equity Fund, Mid Cap Equity Fund, Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Since they purchase equity securities, the Funds are subject

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Foreign Securities Risk (Disciplined Equity Fund) — Investments in securities of foreign issuers (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Foreign Currency Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Micro-, Small- and Medium-Capitalization Company Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund)

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

— Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Preferred Stock Risk (Income Opportunities Fund, All Cap Growth Fund, Equity Income Fund) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Interest Rate Risk (Income Opportunities Fund) — The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk (Income Opportunities Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk (Income Opportunities Fund) — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk (Income Opportunities Fund) — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Management Risk (Disciplined Equity Fund, Equity Income Fund, International Growth Fund) — The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk (Disciplined Equity Fund, Equity Income Fund, International Growth Fund) — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Convertible Securities Risk (Mid Cap Equity Fund, Income Opportunities Fund, Equity Income Fund) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of underlying common stock because of the conversion or exercise feature.

Investment Style Risk (Mid Cap Equity Fund, All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Fixed Income Market Risk (Income Opportunities Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk (Income Opportunities Fund) — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk (Income Opportunities Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk (Income Opportunities Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Derivatives Risk (Income Opportunities Fund) — The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk (Income Opportunities Fund) — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk (Income Opportunities Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Risks of Investing in Other Investment Companies (Income Opportunities Fund) — To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Depositary Receipts Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — Depositary receipts, including ADRs, are

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Emerging Markets Securities Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk (All Cap Growth Fund, Equity Income Fund, International Growth Fund) — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

MLPs Risk (Equity Income Fund) — To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk (Equity Income Fund, International Growth Risk) — REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

Foreign Issuer Risk (International Growth Risk) — Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political, social, regulatory, currency and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

10. Line of Credit:

The Funds entered into an agreement on July 24, 2020, which enables them to participate in an $30 million uncommitted revolving line of credit with the Custodian. The agreement is set to expire on July 23, 2021. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on borrowings during the period at the Custodian’s current reference rate. For the year ended October 31, 2020, the All Cap Growth Fund had average borrowings of $69,200 over a period of 5 days at a weighted average interest rate of 4.75%. Interest accrued on the borrowings was $46. For This fee is included as “Interest Expense” on the

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Statement of Operations. As of October 31, 2020, there were no borrowings outstanding in the Funds.

11. Other:

At October 31, 2020, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	2	97%
Mid Cap Equity Fund	2	98%
Income Opportunities Fund	2	98%
All Cap Growth Fund	2	88%
Equity Income Fund	2	92%
International Growth Fund	3	80%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements as of October 31, 2020.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund (collectively referred to as the “Funds”) (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of October 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2020, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights

CIBC Atlas Disciplined Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020

CIBC Atlas Mid Cap Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020

CIBC Atlas Income Opportunities Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020

CIBC Atlas All Cap Growth Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For the years ended October 31, 2020, October 31, 2019, the two-month period ended October 31, 2018 and the year ended August 31, 2018

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Individual fund constituting The Advisors’ Inner Circle Fund	Statements of Operations	Statements of changes in net assets	Financial highlights

CIBC Atlas Equity Income Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For the years ended October 31, 2020, October 31, 2019, the two-month period ended October 31, 2018 and the year ended August 31, 2018

CIBC Atlas International Growth Fund	For the year ended October 31, 2020	For the year ended October 31, 2020 and for the period from May 31, 2019 (commencement of operations) through October 31, 2019	For the year ended October 31, 2020, and for the period from May 31, 2019 (commencement of operations) through October 31, 2019

The financial highlights of CIBC Atlas All Cap Growth Fund and CIBC Atlas Equity Income Fund for each of the two years presented through August 31, 2017, were audited by other auditors whose report dated October 27, 2017, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more CIBC Private Wealth Advisors, Inc. investment companies since 2013.

Philadelphia, Pennsylvania

December 29, 2020

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2020 to October 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•   Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•   Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
CIBC Atlas Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,126.50	0.73%	$3.90
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.47	0.73%	$3.71
CIBC Atlas Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,133.30	0.84%	$4.50
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.91	0.84%	$4.27
CIBC Atlas Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,098.50	0.69%	$3.64
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.67	0.69%	$3.51
CIBC Atlas All Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,223.30	1.10%	$6.15
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.61	1.10%	$5.58
CIBC Atlas Equity Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,087.40	1.10%	$5.77
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.61	1.10%	$5.58
CIBC Atlas International Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,167.60	1.07%	$5.83
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.76	1.07%	$5.43

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Renewing the Advisory Agreement for the CIBC Atlas Disciplined Equity Fund, CIBC Atlas Mid Cap Equity Fund, CIBC Atlas Income Opportunities Fund, CIBC Atlas All Cap Growth Fund, CIBC Atlas Equity Income Fund and CIBC Atlas International Growth Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the advisory agreement (the “Agreement”) of the Funds must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 18, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from the 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUND OCTOBER 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018 or with respect to the CIBC Atlas International Growth Fund, since the Fund’s commencement of operations. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation relating to the Funds’ reasonably anticipated trading sizes and to address extended local market holiday closures.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years

INTERESTED TRUSTEES [3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President (since 2018) and Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CIBC ATLAS FUNDS OCTOBER 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)

Disciplined Equity Fund	60.60%	39.40%	100.00%	100.00%	100.00%	0.00%	0.30%	0.00%	0.00%
Mid Cap Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	72.51%	75.56%	0.00%	34.76%	0.00%	0.00%
All Cap Growth Fund	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income Fund	72.62%	27.38%	100.00%	85.00%	85.99%	0.00%	0.51%	0.00%	0.00%
International Growth Fund	0.00%	100.00%	100.00%	0.83%	10.06%	0.00%	0.11%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U. S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

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CIBC Atlas Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-328-3863

Adviser:

CIBC Private Wealth Advisors, Inc.

181 West Madison Street, 36th Floor

Chicago, IL 60602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.